PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

               THE STRONG GROWTH AND INCOME FUNDS - INVESTOR CLASS

                         STRONG AMERICAN UTILITIES FUND
                              STRONG BALANCED FUND
                            STRONG BLUE CHIP 100 FUND
                               STRONG ENERGY FUND
                          STRONG GROWTH AND INCOME FUND

        Supplement to the Prospectus dated March 1, 2001, as supplemented on July 31, 2001

STRONG BLUE CHIP FUND
Effective December 27, 2001, the Advisor Class shares of the Strong Blue Chip Fund were redesignated and converted into the Investor Class shares of the same fund.

The following disclosure is revised under the heading "What are the main risks of investing in the funds?" on page 6 of the Prospectus.

     FUND STRUCTURE
     Each of the funds has adopted a multiple class plan. The plan authorizes the GROWTH AND INCOME FUND to offer Investor Class shares, Advisor Class shares, Institutional Class shares and Class K shares. The plan authorizes the DIVIDEND INCOME FUND to offer Investor Class shares and Class K shares. The plan authorizes the BALANCED FUND, the BLUE CHIP FUND, and the ENERGY FUND to offer Investor Class shares. Only the Investor Class shares of each fund are offered in this prospectus. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and each class of shares is subject to different administrative and transfer agency fees and expenses.

The following disclosure is revised under the heading "Buying Shares" on page 24 of the Prospectus.

     MULTIPLE CLASS PLAN
     Each of the funds has adopted a multiple class plan. The plan authorizes the GROWTH AND INCOME FUND to offer Investor Class shares, Advisor Class shares, Institutional Class shares, and Class K shares. The plan authorizes the DIVIDEND INCOME FUND to offer Investor Class shares and Class K shares. The plan authorizes the BALANCED FUND, the BLUE CHIP FUND, and the ENERGY FUND to offer Investor Class shares. Each class is offered at its net asset value and is subject to fees and expenses that may differ between classes. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan, and each class of shares is subject to different administrative and transfer agency fees and expenses.

STRONG AMERICAN UTILITIES FUND
On December 7, 2001, the shareholders of the Strong American Utilities Fund (the "Fund") approved a proposal to change the name and investment strategy for the Fund. The Fund's name was changed to the Strong Dividend Income Fund and the Fund will invest primarily in large-capitalization, dividend-paying, common stocks. The Fund's portfolio managers will select companies that they believe will grow over time and support a growing dividend payment, as well as stocks that do not pay dividends currently, but offer prospects for capital growth and future dividend payments. The managers will specifically look for companies with good future prospects and whose current stock prices are undervalued relative to the general market, the industry average, or the company's historical valuation based on earnings, cash flow, book value, or dividends. Consistent with this change, shareholders also approved several proposals regarding the Fund's fundamental investment policies and advisory agreements, as described below:

o    The adoption of revised fundamental investment policies for the Fund:

     1. To adopt a fundamental policy so that the Fund will no longer be non-diversified, but will instead be a diversified fund.
     2. To revise a fundamental policy so that the Fund may not concentrate at least 25% of its total assets in the securities of issuers in the public utility industry, thereby allowing the Fund to invest more broadly, without having to concentrate its investments in a single industry.

o A revised advisory agreement between Strong Capital Management, Inc. ("Strong") and Strong Conservative Equity Funds, Inc. on behalf of the Fund. The revised agreement provides for an increase in the advisory fee to account for the change in the Fund's investment strategy.

     The Annual Fund Operating Expenses table and the Example table on pages 9 and 10, respectively, of the Prospectus are deleted and replaced with the following tables, which are based on actual expenses incurred during the Fund's 2000 fiscal period:

                                                                                     TOTAL ANNUAL FUND
     FUND                            MANAGEMENT FEES         OTHER EXPENSES          OPERATING EXPENSES
     ------------------------------- ----------------------- ----------------------- -----------------------
     Balanced                            0.55%                    0.51%                   1.06%
     Blue Chip                           0.50%                    0.65%(1)                1.15%
     Dividend Income                     0.70%                    0.57%                   1.27%(2)
     Energy                              0.75%                    1.17%(1)                1.92%
     Growth and Income                   0.55%                    0.59%(1)                1.14%

(1) OTHER EXPENSES HAVE BEEN RESTATED AS IF THE FUND'S CURRENT TRANSFER AGENT AND ADMINISTRATION FEES HAD BEEN IN EFFECT DURING FISCAL YEAR 2000.
(2) THE MANAGEMENT FEES AND OTHER EXPENSES HAVE BEEN RESTATED AS IF THE FUND'S CURRENT MANAGEMENT, TRANSFER AGENT AND ADMINISTRATION FEES HAD BEEN IN EFFECT DURING FISCAL YEAR 2000.

     FUND                          1 YEAR             3 YEARS           5 YEARS            10 YEARS
     ----------------------------- ------------------ ----------------- ------------------ -----------------
     Balanced                      $108               $337              $585               $1,294
     Blue Chip                     $117               $365              $633               $1,398
     Dividend Income               $129               $406              $697               $1,534
     Energy                        $195               $603              $1,037             $2,243
     Growth and Income             $116               $362              $628               $1,386

o A revised subadvisory agreement between W. H. Reaves & Co., Inc. and Strong. The revised agreement provides for an increase, or decrease, in the fee payable to Reaves by Strong based on the Fund's performance as compared to the performance of a benchmark.

          The date of this Prospectus Supplement is December 28, 2001.